UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

Visiber57 Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-55570

(Commission File Number)

61-1633330

(IRS Employer Identification No.)

No. 104-2F, Section 1, Yanping North Road

Datong District, Taipei City 10341

Taiwan

(Address of principal executive offices)(Zip Code)

+886-285012196

(Registrant’s telephone number, including area code)

Unit B19, 9/F, Efficiency House, 35 Tai Yau Street

San Po Kong, Kowloon, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On August 5, 2021, Visiber57 Corp., a Delaware corporation (the “Company”), changed its address to No. 104-2F, Section 1, Yanping North Road, Datong District, Taipei City 10341, Taiwan. The Company has no offices or assets in Hong Kong, and no officers or directors of the Company are resident in Hong Kong.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIBER57 CORP.

Date: August 5, 2021	By:	/s/ Choong Jeng Hew
	Name:	Choong Jeng Hew
	Title:	President and Chief Executive Officer

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